NASDAQ: ISTR Hovde Bank Tour February 4, 2016 Exhibit 99.1

Forward-looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events:   business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; our ability to achieve organic loan and deposit growth, and the composition of that growth; changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; our dependence on our management team, and our ability to attract and retain qualified personnel; changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; the concentration of our business within our geographic areas of operation in Louisiana; and concentration of credit exposure.   These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission. www.investarbank.com NASDAQ: ISTR We encourage everyone to visit the Investors Section of our website at www.investarbank.com, where we have posted additional important information such as press releases and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Company Profile as of December 31, 2015

Senior Management John J. D’Angelo, President & CEO Christopher L. Hufft, Chief Financial Officer Founding President and Chief Executive Officer New Orleans native; graduate of Louisiana State University Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market Current ownership of 2% Joined the Bank in February 2014 as Chief Accounting Officer Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors B.S. Accounting – Louisiana State University

Accomplishments to Date Key Areas Staffed with Experienced Bankers Very Strong Growth Complemented by Two Successful Acquisitions High Quality Organic Loan Portfolio Nimble Institution Able to Shift Resources as Customers’ Demands Change Firmly Established in Four Key Louisiana Markets Since commencing operations in June 2006, Investar has successfully established a profitable commercial bank in multiple growth markets: Completed Initial Public Offering of 3.3 million shares generating net proceeds of $41.7 million

Franchise Overview Franchise History June 2006 – Chartered with an initial capitalization of $10.1 million 2Q 2011 – Opened two additional branches in Baton Rouge Market May 2013 – Entered the Hammond market through the acquisition of First Community Bank October 1, 2011 – Acquired South Louisiana Business Bank July 2013 – Entered Lafayette market by opening a de novo branch December 2012 – Entered the New Orleans market through the purchase of two closed branch locations and hiring of local bankers May 2009 – Opened second branch in Baton Rouge FY 2008 – Achieved profitability in second full year of operations July 2014 – Completed initial public offering of 3.3 million shares August 2014 – Opened additional branch in Baton Rouge market

Franchise Overview Branch Map Current Total Assets: $1.0 billion 11 full-service branches in the Baton Rouge, New Orleans, Hammond, and Lafayette markets 168 employees at December 31, 2015 One new branch opening in 2016 Institutional ownership 41% Insider ownership 9% 5-year CAGRs¹ Assets – 37.6% Loans – 36.2% Deposits – 32.0% For the five years ended December 31, 2015

Current Strategy Management Continue to add experienced bankers in new and existing markets Market Southern Louisiana focus with complementary new market expansion Growth Leverage existing infrastructure in four markets Limited de novo branching Opportunistic, disciplined acquisition strategy Focus on relationship banking Asset Quality Loan portfolio diversity Disciplined credit philosophy – legacy delinquencies less than 1% Profitability Expected to increase as investment in infrastructure has already been made

Opportunistic Acquirer

- **Two whole bank transactions since 2011**
- **Processes and infrastructure established to analyze selective opportunities going forward**

South Louisiana Business Bank

- Announced: June, 2011
- Closed: October 2011
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans[1]
- $38.6 million in deposits[1]

Rationale

- Entered Ascension Parish with 3.4% deposit market share
- Capital accretive
- Management talent

First Community Bank

- Announced: January, 2013
- Closed: May 2013
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans[1]
- $86.5 million in deposits[1]

Rationale

- Recorded bargain purchase gain
- Initial entrance into Hammond market plus another location in the New Orleans MSA

Current Landscape

- **Focused on existing footprint and complementary markets in Southern Louisiana**
- **60% of Louisiana-headquartered banks < $250 million in assets[2]**
- **81% of Louisiana-headquartered banks < $500 million in assets[2]**

(1) Based on fair values at time of closing
(2) As of March 31, 2015

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Growth Has Been the Story Total Assets +33% +76% +32% FCB Acquisition SLBB Acquisition Note: Gray shading denotes the marked value of acquired assets on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013). Percentage growth excludes HFS balances. +23% +14% HFS HFS HFS $5 HFS $17 HFS $8 HFS $6

Growth Has Been the Story Gross Loans +24% +39% +75% +31% FCB Acquisition SLBB Acquisition Note: Light blue shading denotes the marked value of acquired loans on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013). Percentage growth excludes HFS balances. +20% HFS HFS HFS $6 HFS $8 HFS $17 HFS $5

Loan Composition

Loan Composition December 31, 2015 Business Lending Portfolio² Total Loans¹: $745.4 million Yield on loans: 4.61% 48% of CRE is owner occupied Total loans includes gross loans less loans held for sale Business lending portfolio includes owner occupied CRE and C&I loans as of December 31, 2015 Total Business Lending Portfolio2: $207.7 million

Credit Metrics NPAs / Total Loans + OREO NCOs / Average Loans Peers¹ Investar Peers¹ Investar Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area.

Disciplined Lending Reserves / Total Loans¹,²: 0.82% Reserves / (Total Loans¹ – Acquired): 0.87% (Reserves + FV Marks) / Total Loans¹,²: 0.91% Reserves / Total Loans¹,² Reserves / NPLs Provision Expense / NCOs NM 5 NM NM 3 4 Total loans excludes loans held for sale and allowance for loan losses Includes $37.0 million of loans from previous acquisitions that were marked-to-market as of December 31, 2015 Reserves/NPLs for December 31, 2011 was 6,236% Reserves/NPLs for December 31, 2012 was 5,136% Investar recorded net recoveries in FY 2012

Deposit Composition and Growth Deposit Composition ¹ ($737 million) Total Deposits 2010 - Present CAGR: 32% Target: 20% of total deposits are noninterest-bearing Treasury Management Small Business Banking Focus on Relationship Banking As of December 31, 2015 Cost of funds of interest-bearing deposits: 0.85% YTD Growth in noninterest-bearing deposits: 29% 16

Financial Highlights Gross loans includes loans held for sale (HFS) Efficiency ratio is a non-GAAP financial measure

Performance Metrics Net Interest Margin Net Interest Margin (%) Return on average assets was adjusted for the bargain purchase gain recognized in 2013, and the net effect of the Company’s investment in a tax credit entity recognized in 2014. Return on Average Assets ROAA (%)1

Performance Metrics Efficiency ratio is a non-GAAP financial measure. The efficiency ratio was adjusted for the impairment related to the Company’s investment in a tax credit entity for the year ended December 31, 2014 and for the bargain purchase gain recognized as a result of the acquisition First Community Bank for the year ended December 31, 2013. Expense Ratios Efficiency Ratio¹ (%) Noninterest Expense / Avg. Assets (%)

Profitability +70% +40% +34% +136% Net Income and Diluted Earnings Per Share Net Income (Thousands) Earnings per Share +31%

Investment Highlights Strong balance sheet and earnings growth Meaningful organic opportunities exist in market Profitable with room to grow into current infrastructure Clean asset quality Experienced management team Experienced, disciplined acquirer Committed level of insider ownership Management aligned with shareholders

Appendix

Non-GAAP Financial Measures Tangible book value per share, the ratio of tangible equity to tangible assets, and the efficiency ratio are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders’ equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders’ equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

Income Statement